CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of China Lithium Technologies, Inc. for the period ended March 31, 2011 as filed with the Securities and Exchange Commission (the "Report"), I, Chunping Fang, principal financial officer, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of China Lithium Technologies, Inc.

Date: May 16, 2011

By:	/s/ Chunping Fang
Chunping Fang, Chief Financial Officer